Registration No. 333-69803
                                                              File No. 811-09177
                                                                     Rule 497(e)

                            THE CATHOLIC FUNDS, INC.

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                        SUPPLEMENT DATED DECEMBER 1, 2005
                                       TO
                        PROSPECTUS DATED FEBRUARY 1, 2005

Proposed Change in Subadviser for the Catholic Equity Fund

      The Board of Directors of The Catholic Funds, Inc. has approved a proposed change in the subadviser for the Catholic Equity Fund (the "Fund"), a series of The Catholic Funds, Inc., from Mellon Equity Associates, LLP ("Mellon") to Ziegler Capital Management, LLC ("ZCM"). The change is subject to approval by the Fund's shareholders.

      The Board also has adopted, contingent upon approval of the new subadviser by shareholders of the Fund, a new investment objective and strategy for the Fund. Under the new objective the Fund would seek to achieve a total return that exceeds the return of the S&P 500 Index, so that, after deducting the Fund's operating expenses, the net return to shareholders would be comparable to the total return of the Index. To achieve this objective, the Fund's investment program would rely on certain sampling and enhancement strategies designed to provide excess return over the return on the S&P 500 Index. These strategies may expose the Fund to greater volatility and variation in its performance relative to the performance of the S&P 500 Index, as well as other risks which may be different in nature or scope relative to those associated with the Fund's current investment program.

      These changes will not alter the Fund's advocacy program, which promotes important Catholic values in corporate America.

      ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. ("Ziegler"), organized as a limited liability company. The firm became a separate legal entity from the brokerage entity subsidiary of Ziegler, B.C. Ziegler and Company, in June 2005. ZCM, together with its predecessor, B.C. Ziegler and Company, has been involved in the investment advisory business since 1991. ZCM is registered with the SEC as an investment adviser and has approximately $3.1 billion in assets under management. ZCM is located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202. ZCM currently serves as the investment adviser to the open-end investment company, North Track Funds, Inc. as well as numerous separately managed accounts.

      Details of these proposed changes and other information will be set forth in a proxy statement to be mailed to shareholders of the Fund in December 2005, in anticipation of a special meeting of shareholders scheduled to be held on January 23, 2006. If the change in subadviser is approved, ZCM is expected to begin managing the day-to-day investment of the Fund's assets under the new objective and investment program beginning February 1, 2006.


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Changes in Sales Charges for the Catholic Equity Fund Effective February 1, 2006

      As a part of a new distribution strategy being implemented in conjunction with the changes described above, the Board of Directors of The Catholic Funds, Inc. has approved an increase in the sales charge on Class A shares of the Catholic Equity Fund (the "Fund") as set forth in the following table:

                                              MAXIMUM SALES CHARGE AS A
                                         PERCENTAGE OF PUBLIC OFFERING PRICE
                                         -----------------------------------
Less than $25,000                                       5.00%
$25,000 but less than $50,000                           4.75%
$50,000 but less than $100,000                          4.00%
$100,000 but less than $250,000                         3.00%
$250,000 but less than $500,000                         2.00%
$500,000 but less than $1,000,000                       1.00%
$1,000,000 and up                                       0.00%(1)

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(1)   If shares are redeemed within 18 months after they were purchased without a front-end sales charge as part of an investment of $1,000,000 or more, a contingent deferred sales charge will be imposed on the redemption. That charge will not exceed 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

      The Board also approved a contingent deferred sales charge of 0.35% of the original purchase price or redemption proceeds, whichever is less, on any investment in Class I shares of the Fund that are redeemed within one year of purchase. These sales load changes will become effective on February 1, 2006.


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